UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 22, 2004




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
-------------------                    -----------------------------------------
(State of Incorporation)              ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
                                                   ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[GRAPHIC OMITTED]

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[GRAPHIC OMITTED]

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2   Financial Information

ITEM 2.02     Results of Operations and Financial Condition.

On November 16, 2004, Wellco Enterprises, Inc. issued a press release announcing the financial results for the first quarter ended October 2, 2004. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



Exhibit Index

99(a) Press release, dated: November 16, 2004, issued by Wellco Enterprises,
Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


Dated: November 22, 2004












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                                                              Exhibit 99(a)

              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
              ----------------------------------------------------
                  FOR THE FISCAL QUARTER ENDED OCTOBER 2, 2004
                  --------------------------------------------

Waynesville, North Carolina, November 16, 2004--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income of $397,000 for the three months ended October 2, 2004 (current period), the first quarter of fiscal year 2005, equivalent to basic earnings per share of $.32 (diluted $.31) from revenues of $10,621,000. This compares with net income of $416,000, equivalent to basic earnings per share of $.35 (diluted $.35), from revenues of $8,617,000 in the three month period ended September 27, 2003 (prior period).

The revenue increase resulted primarily from shipments under a contract for which there were no shipments in the prior period. The first shipments under this contract occurred in the third quarter of the 2004 fiscal year. The current period also reflects, as a reduction in cost of sales, a $780,000 reimbursement from the government of Puerto Rico for part of the compensation paid in fiscal year 2004 to certain new employees. The Company's policy is to record these reimbursements in the fiscal period in which they are received. The Company has filed for reimbursement of $560,000 related to compensation paid in the current period. This amount, which is subject to audit by the government of Puerto Rico, will be recognized as a reduction in cost of sales in the period received.

Because of competitive conditions, the Company's current Department of Defense contracts have lower profit margins than those historically earned under prior contracts. In response to the need for boots in Iraq and to new contracts it has received, the Company, in fiscal year 2004, more than doubled its rate of boot production. Excess manufacturing costs resulting from this increase have reduced


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margins. In addition, the prior period includes $20,000 of grant income from the government of Puerto Rico, whose recognition was completed in the fourth quarter of fiscal year 2004.

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 3, 2004. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102






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                            WELLCO ENTERPRISES, INC.
                         CONSOLIDATED OPERATING RESULTS
                                   (UNAUDITED)
        (000's omitted except for per share amounts and number of shares)
--------------------------------------------------------------------------------
                                                      Fiscal Three Months Ended
--------------------------------------------------------------------------------
                                                                   September 27,
                                         October 2, 2004                   2003
--------------------------------------------------------------------------------
Revenues                                         $10,621                 $8,617
--------------------------------------------------------------------------------
Operating Income                                     546                    513
--------------------------------------------------------------------------------
Income Before Income Taxes                           498                    488
--------------------------------------------------------------------------------
Provision for Income Taxes                           101                     72
--------------------------------------------------------------------------------
Net Income                                          $397                   $416
--------------------------------------------------------------------------------
Earnings Per Share:
--------------------------------------------------------------------------------
   Basic                                            $.32                   $.35
--------------------------------------------------------------------------------
   Diluted                                          $.31                   $.35
--------------------------------------------------------------------------------
Weighted Average Number of Common Shares
Outstanding:
--------------------------------------------------------------------------------
For Basic Earnings Per Share                   1,247,650              1,185,746
--------------------------------------------------------------------------------
For Diluted Earnings Per Share                 1,299,415              1,199,611
--------------------------------------------------------------------------------



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